Exhibit 10.22
THIRD AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS THIRD AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of August 26, 2009 (the “Third Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Stockholders. The stockholders listed on the attached Schedule 1 are hereby constituted as Other Stockholders and Stockholders for all purposes of the Original Agreement, as amended by this Amendment.
     2. Exhibit C. Exhibit C attached to the Original Agreement is hereby amended by adding thereto the stockholders listed on the attached Schedule 1.
     3. Eligible Stockholders. The stockholders listed on the attached Schedule 1 are hereby constituted as Eligible Stockholders so long as they hold at least 100,000 Shares (as adjusted for stock splits and on an as-converted basis) as of the Third Amendment Date and as of the date of the Offer.
     4. Permitted Transfer. The second sentence of Section 3.5 of the Original Agreement is amended to read, in its entirety, as follows:
For purposes of this Agreement, “Permitted Transfer” means any Transfer by a Stockholder of any shares of capital stock (a) between any two Stockholders listed on Exhibit C, (b) to or for the benefit of any immediate family member of the Stockholder, to a trust for the benefit of the Stockholder or any immediate family member, or to a family partnership, (c) any Affiliate of a Stockholder (including a distribution to a partner or a liquidation to the benefit of the partners of the Stockholder), or (d) any transferee approved by a majority of the Board (collectively, “Permitted Transferees”); provided, that (i) the limitations contained in Section 3.4 shall still apply to any Permitted Transfer and shall apply to a Permitted Transferee upon subsequent transfer, and (ii) clause (d) shall not be available for transfers of more than 10% of the Common Stock (after giving effect to the conversion, exchange or exercise as the case may be of all securities convertible into, or exercisable or exchangeable for, Common Stock, including all unexpired and unexercised options, warrants or other rights to acquire Common Stock) in any transaction or series of related transactions.
     5. Joinder. By executing this Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of an Other Stockholder, Stockholder and/or Eligible Stockholder as contemplated by the Original Agreement, as amended by this Amendment.
     6. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     7. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard Garman
	Name:	Richard N. Garman
	Title:	Managing Member

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert McCullen
Name:
Title:

/s/ Joseph K. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	General Partner

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

THE PRODUCTIVITY FUND, IV L.P.
By:	First Analysis Management Company IV, L.L.C., its General Partner
By:	First Analysis Venture Operations and Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard Smith

Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.
By:	First Analysis Management Company IV, L.L.C., its General Partner
By:	First Analysis Venture Operations and Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard Smith

Howard S. Smith, Managing Director

SIGMA PARTNERS 6, L.P.

By:	/s/ Robert Davoli

Its Managing Director

SIGMA ASSOCIATES 6, L.P.

By:	/s/ Robert Davoli

Its Managing Director

SIGMA INVESTORS 6, L.P.

By:	/s/ Robert Davoli

Its Managing Director

WILLIAM BLAIR CAPITAL PARTNERS VII QP, L.P.

By:	Ellen Carnahan

Its Managing Director of its GP

WILLIAM BLAIR CAPITAL PARTNERS VII, L.P.

By:	Ellen Carnahan

Its Managing Director of its GP

GCP IV AFFILIATES, L.P.

By:	/s/ [illegible signature]

Its

GLOBESPAN CAPITAL PARTNERS IV GMBH & CO. KG

By:	/s/ [illegible signature]
Its

JAFCO GLOBESPAN USIT IV, L.P.

By:	/s/ [illegible signature]

Its

GLOBESPAN CAPITAL PARTNERS (CAYMAN) IV, L.P.

By:	/s/ [illegible signature]

Its

GLOBESPAN CAPITAL PARTNERS IV, L.P.

By:	/s/ [illegible signature]

Its

SEQUEL LIMITED PARTNERSHIP III

By:	/s/ [illegible signature]

Its

SEQUEL ENTREPRENEURS’ FUND III, L.P.

By:	/s/ [illegible signature]

Its

/s/ David Parkinson

David Parkinson

/s/ James M. Barker

James M. Barker

SCHEDULE 1
Viking Stockholders
Sigma Partners 6, L.P.
Sigma Associates 6, L.P.
Sigma Investors 6, L.P.
William Blair Capital Partners VII QP, L.P.
William Blair Capital Partners VII, L.P.
GCP IV Affiliates, L.P.
Globespan Capital Partners IV GmbH & Co. KG
JAFCO Globespan USIT IV, L.P.
Globespan Capital Partners (Cayman) IV, L.P.
Globespan Capital Partners IV, L.P.
Sequel Limited Partnership III
Sequel Entrepreneurs’ Fund III, L.P.
David Parkinson
James M. Barker